Exhibit 10.2


                              AMENDED AND RESTATED

                               OBJECT DESIGN, INC.

                       1997 NONQUALIFIED STOCK OPTION PLAN




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                              AMENDED AND RESTATED

                               OBJECT DESIGN, INC.

                       1997 NONQUALIFIED STOCK OPTION PLAN

                                TABLE OF CONTENTS

1.       Purpose of the Plan......................................................................................1
2.       Administration...........................................................................................1
3.       Option Shares............................................................................................2
4.       Authority to Grant Options...............................................................................3
5.       Eligibility..............................................................................................3
6.       Option Price.............................................................................................3
7.       Duration of Options......................................................................................3
8.       Amount Exercisable.......................................................................................3
9.       Exercise of Options......................................................................................4
10.      Transferability of Options...............................................................................4
11.      Termination of Employment or Death of Optionee...........................................................5
         (a)      Temporary Leave.................................................................................5
         (b)      Death or Disability.............................................................................5
         (c)      Retirement......................................................................................6
12.      Employment Relationship..................................................................................6
13.      General Restrictions.....................................................................................6
         (a)      Investment Representations......................................................................6
         (b)      Compliance with Securities Laws.................................................................6
14.      No Rights as Stockholder.................................................................................7
15.      Employment Obligation....................................................................................8
16.      Changes in the Company's Capital Structure...............................................................8
         (a)      Rights of the Company...........................................................................8
                  ---------------------
         (b)      Recapitalization, Stock Splits, and Dividends...................................................8
                  ---------------------------------------------
         (c)      Merger of Company With No Change of Control.....................................................9
                  -------------------------------------------
         (d)      Sale or Merger of Company Where Company Does Not Survive........................................9
                  --------------------------------------------------------
         (e)      Changes to Common Stock Subject to Options.....................................................10
                  ------------------------------------------
17.      Amendment or Termination of The Plan....................................................................11
18.      Written Agreement.......................................................................................11
19.      Effective Date and Duration of Plan.....................................................................11


                              AMENDED AND RESTSTED

                               OBJECT DESIGN, INC.

                       1997 NONQUALIFIED STOCK OPTION PLAN


1        PURPOSE OF THE PLAN.
         This 1997 Nonqualified Stock Option Plan (the "Plan") of Object Design, Inc., a Delaware corporation (the "Company"), is designed to provide additional incentive to present and future non-officer employees of the Company. The Company intends that this purpose will be effected by the granting of nonqualified stock options (collectively, the "Options", and individually, an "Option") under the Plan which afford such non-officer employees an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. By encouraging stock ownership by such non-officer employees, the Company seeks to attract and retain on a continuing basis the services of persons of exceptional competence and seeks to furnish an added incentive for them to increase their efforts on behalf of the Company. Except as otherwise provided, for all purposes of the Plan the term "subsidiary" shall mean any corporation of which 50% or more of its outstanding voting stock is at the time owned by the Company or by one or more subsidiaries or by the Company and one or more subsidiaries.

2        ADMINISTRATION.
         The Plan shall be administered by the President of the Company. The President shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant Options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing Options granted under the Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the President may establish; (vi) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (vii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

         In addition, as to each Option, the President shall have full and final authority in his discretion to determine: (i) the number of shares subject to each Option; (ii) the time or times at which Options will be granted; (iii) the option price for the shares subject to each Option; and (iv) the time or times when each Option shall become exercisable, the conditions under which exercise may be accelerated and the duration of the exercise period. The President shall not be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

3        OPTION SHARES.
         The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.001 par value (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 3,500,000 shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof; and, provided further, that (i) no employee may be awarded Options to purchase more than 50,000 shares pursuant to grants under the Plan in any twelve (12) month period without the approval of the Compensation Committee of the Board of Directors (the "Committee"); (ii) individual Option grants may not exceed 5,000 shares per grant without the approval of the Committee; (iii) no employee may be awarded more than two Option grants in any twelve (12) month period without the approval of the Committee; and (iv) the aggregate number of shares subject to grants under the Plan may not exceed 1,000,000 in any twelve (12) month period. Shares subject to Options granted hereunder may be treasury shares or authorized but unissued shares.
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         In the event that any outstanding Option for any reason shall expire or terminate prior to exercise, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

4        AUTHORITY TO GRANT OPTIONS.
         The President may grant Options from time to time to such eligible employees of the Company as he shall determine. Subject to any applicable limitations set forth in the Plan or established from time to time by the President, the number of shares of Common Stock to be covered by any Option shall be as determined by the President.

5        ELIGIBILITY.
         Options may be granted to non-officer employees of the Company or its subsidiaries; provided, however, that no such employee may be awarded Options to purchase more than 30,000 shares pursuant to grants under the Plan in any twelve
(12) month period.

6        OPTION PRICE.
         The price at which shares may be purchased pursuant to Options shall be specified by the President at the time the Option is granted.

7        DURATION OF OPTIONS.
         The President in his discretion may provide that an Option shall be exercisable during any specified period of time from the date such Option is granted.

8        AMOUNT EXERCISABLE.
         Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the President in his discretion may specify upon granting the Option.

9        EXERCISE OF OPTIONS.
         Subject to the provisions of Paragraph 13 hereof, Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the option price of such shares, or, (b) with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or, (c) with the consent of the Company, a combination of (a) and (b), and specifying the address to which the certificates for such shares are to be mailed. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be the closing price per share as reported on the date of exercise by the National Association of Securities Dealers Automated Quotation System, Inc. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this Paragraph 9.

10    TRANSFERABILITY OF OPTIONS.
         Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

11    TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE.
         Except as may be otherwise expressly provided herein or as may be otherwise expressly provided in the terms and conditions of the Option granted to an optionee, Options may not be exercised after the earlier of:
                  (i)     the date of expiration thereof; or
                  (ii) the date of termination of the optionee's employment with the Company if the termination is by the Company for cause (as determined by the Company), or if voluntarily by the optionee; or

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                  (iii)  thirty (30) days after  termination  of the  optionee's employment with the Company by it without cause.
         (a) Temporary Leave. Whether authorized temporary leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the President at the time thereof.

         (b) Death or Disability. In the event the optionee's employment with the Company is terminated while the optionee is an employee in good standing for reasons of permanent disability under the then established rules of the Company or due to the death of the optionee and before the date of expiration of such Option, such Option may be exercised until the earlier of such date of expiration or one (1) year following the date of such termination for reason of permanent disability or death. Should such termination for reason of permanent disability or death occur after the first anniversary of the date on which the optionee was first employed by the Company, the Option may be exercised for up to the greater of (i) 50% of all Option shares (and such shares shall be deemed vested) or (ii) the number of shares that had vested as of the date of such death or termination due to disability. After the death of the optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right to exercise the Option.

         (c) Retirement. If, before the date of expiration of the Option, the optionee as an employee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option may be exercised until the earlier of such date of expiration or thirty
(30) days after the date of such retirement, to the extent to which the optionee was entitled to exercise such Option immediately prior to such retirement.

12       EMPLOYMENT RELATIONSHIP.
         An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company or a subsidiary of the Company.

13.      GENERAL RESTRICTIONS.

         (a) INVESTMENT REPRESENTATIONS. The Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such individual is acquiring the shares subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with the Securities Act of 1933, as now in effect or hereafter amended (the "Act") and applicable state securities laws.

         (b) COMPLIANCE WITH SECURITIES LAWS. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provision of any law, regulation or order of any governmental authority. Without limiting the generality of the foregoing, upon exercise of any Option, the Company shall not be required to issue such shares unless the Company has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Act, and under the applicable securities laws of any State, unless the Company has received an opinion of counsel satisfactory to the Company to the effect that such registration is not required. Any determination in this connection by the Company shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act or other applicable laws:
                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

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         The Company may, but shall in no event be  obligated  to,  register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any other law, regulation or order of any governmental authority.

14       NO RIGHTS AS STOCKHOLDER.
         No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

15       EMPLOYMENT OBLIGATION.
         The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any employee shall not be diminished or affected by reason of the fact that an Option has been granted to him.

16       CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

         (a)      RIGHTS OF THE COMPANY.
         The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b)      RECAPITALIZATION, STOCK SPLITS, AND DIVIDENDS.
         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

         (c)      MERGER OF COMPANY WITH NO CHANGE OF CONTROL.
         After a merger of one or more corporations into the Company, or after a consolidation of the Company with one or more corporations in which (i) the Company shall be the surviving corporation and (ii) the stockholders of the Company prior to such merger of consolidation hold at least fifty percent (50%) of the voting shares of the Company after such merger or consolidation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.



          (d)     SALE OR MERGER OF COMPANY WHERE COMPANY DOES NOT SURVIVE.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation and the stockholders of the Company prior to such merger or consolidation do not hold at least fifty percent (50%) of the voting shares of the Company after such merger or consolidation occurs, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the President may accelerate the time for exercise of all unexercised and unexpired Options to and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be; or (iii) all outstanding Options may be canceled by the President as of the effective date of any such merger, consolidation, liquidation or sale, provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the President shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the thirty (30) day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.

          (e)     CHANGES TO COMMON STOCK SUBJECT TO OPTIONS.
         Except as herein before expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

17       AMENDMENT OR TERMINATION OF THE PLAN.
         The President may terminate the Plan at any time, and may amend the Plan at any time and from time to time, subject to the limitation that, except as provided in Paragraph 16 hereof, rights and obligations under any Option granted before termination or amendment of the Plan shall not be altered or impaired by such termination or amendment except with the consent of the optionee.

18       WRITTEN AGREEMENT.
         Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the President, any Vice President or the Treasurer of the Company for and in the name and on behalf of the Company. Such option agreement shall contain such other provisions as the President in his discretion shall deem available.

19       EFFECTIVE DATE AND DURATION OF PLAN.
         The effective date of the Plan is April 22, 1997, the date of its adoption by the Board of Directors of the Company. Options may not be granted under the Plan more than ten (10) years after said effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or (ii) by action of the President pursuant to Paragraph 17 hereof, whichever shall first occur.
                                       ***